SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report January 22, 2004
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	News Release dated
January 22, 2004 of Ford
Motor Credit Company
	with attachment	Filed with this Report

Exhibit 99.2	Form 8-K dated
January 22, 2004 of
	Ford Motor Company	Filed with this Report

Item 12. Results of Operations and Financial Condition.

     Our news release dated January 22, 2004, filed as Exhibit 99.1 to this report, and Ford Motor Company’s Current Report on Form 8-K dated January 22, 2004 concerning fourth quarter and full year 2003 financial results, filed as Exhibit 99.2 to this report, are incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

FORD MOTOR CREDIT COMPANY

(Registrant)

Date: January 22, 2004	By: /s/ Susan J. Thomas

Susan J. Thomas
Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News Release dated
January 22, 2004 of Ford
Motor Credit Company
with attachment.

Exhibit 99.2	Form 8-K dated
January 22, 2004 of
Ford Motor Company.